PG&E Corporation
Christopher P. Johns
Senior Vice President and CFO
Lehman Brothers
CEO Energy/Power Conference
September 2 - 4, 2008
New York City
This presentation is not complete without the accompanying statements made by management on September 3, 2008.
A replay is available on PG&E Corporation’s homepage at www.pge-corp.com.

This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2008 and 2009 earnings per share from operations, targeted compound average growth rate for earnings per share from operations over the 2007-2011 outlook period, as well as management’s projections regarding
Pacific Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth. These statements are based on current expectations which management believes are reasonable including that the Utility’s rate base averages $18.3 billion in 2008 and $20.4 billion in 2009, that the Utility earns at least its authorized rate of return on equity, that the Utility’s ratemaking capital structure is maintained at 52 percent equity, and that the Utility is successful in implementing its initiatives to become more efficient and reduce costs. Actual results may differ materially. Factors that could cause actual results to differ materially include:
 ▪ the Utility’s ability to manage capital expenditures and operating costs within authorized levels and recover costs through rates in a timely manner;
 ▪ the outcome of regulatory proceedings, including pending and future ratemaking proceedings at the California Public Utilities Commission (CPUC) and
 the Federal Energy Regulatory Commission;
 ▪ the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
 ▪ the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
 ▪ the potential impacts of climate change on the Utility’s electricity and natural gas business;
 ▪ changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
 ▪ operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo
 Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
 ▪ whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;
 ▪ whether the Utility incurs substantial unanticipated expense to improve the safety and reliability of its electric and natural gas distribution systems;
 ▪ whether the Utility achieves the CPUC’s energy efficiency targets and recognizes any incentives the Utility may earn in a timely manner;
 ▪ the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
 ▪ the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules to restructure the
 California wholesale electricity market;
 ▪ how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
 ▪ the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
 ▪ the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit in a timely manner on favorable terms;
 ▪ the impact of environmental laws and regulations and the costs of compliance and remediation;
 ▪ the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
 ▪ the impact of changes in federal or state tax laws, policies or regulations; and
 ▪ other risks and factors disclosed in PG&E Corporation’s and the Utility’s 2007 Annual Report on Form 10-K and other reports filed with the SEC.
Cautionary Language Regarding
Forward-Looking Statements

 Targeted 8% CAGR in EPS
 (2007 - 2011)
PCG: Investment Case
▪ PCG offers competitive growth in a constructive
 regulatory environment with an attractive valuation:

 ▪ $13 billion planned CapEx 2008-2011
 ▪ 85% of CapEx approved
 ▪ 11.45% weighted ROE on 52% equity
 ▪ High-performing, low-carbon generation
 ▪ Decoupled revenues
 ▪ Sustainable dividend, growing in-line with EPS

Delivering on Financial Objectives
▪ Invest in needed infrastructure
▪ Ensure adequate liquidity
▪ Meet EPS targets
▪ Generate strong cash flow

$3.60
$3.20
$2.80
$2.40
$2.00
2007
2008 Estimated
2009 Estimated
Guidance Range

EPS from Operations*
* Reg G reconciliation to GAAP for 2007 EPS from Operations, and 2008 and 2009 EPS Guidance available in Appendix and at
 www.pgecorp.com
Confirming EPS Guidance
▪ EPS from Operations Guidance:

 ▪ 2008 guidance of $2.90-$3.00 per share
 ▪ 2009 guidance of $3.15-$3.25 per share
 ▪ 8% targeted CAGR 2007-2011

Achieving 8% Growth Target

Componentsof CompoundAverage Growth Rate 2007-2011

Other Drivers
(0% to +1%)
Efficiency Savings
CEE Incentives
Holding Company
Leverage
2011

2007
Base
Forecast
Rate Base
Growth
(+9% to 10%)
Add’l CapEx
(+1% to 3%)
New Shares
(-3% to- 5%)
$2.70-
$2.80
8% CAGR
2007- 2011
8%
10%
6%
2007
Guidance {
Range
% CAGR
2007-2011

$ MM
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2008
2009
2010
2011
Projects not included in forecasts include: SmartMeterTM Upgrade, Cornerstone Improvement
Program, additional generation and gas pipeline investments, and BC Transmission
$3.7 B
$3.3 B
$3.0 B
$3.0 B
Capital Expenditure Outlook

* Projected 2008-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from the second series of the Energy
 Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. This rate base offset carrying cost declines to zero when the taxes are fully paid in 2012.
Weighted Average Annual Rate Base*
$18.3
$20.4
$22.1
$23.9
0.0
5.0
10.0
15.0
20.0
25.0
30.0
2008
2009
2010
2011
$ B
Rate Base Growth

(1) Pacific Gas and Electric Company issued $600 million of senior notes in March 2008
Financing Plan 2008-2011
Objective: Maintain strong investment grade ratings at Pacific Gas and Electric Company and
PG&E Corporation
 • Strong financial profile that will support growth plan
 • Ensure adequate liquidity
Pacific Gas and Electric Company Financings
 • Maintain authorized capital structure with 48% debt/preferred and 52% equity components
 • Additional(1) $4.5 - $5.1 billion of long-term debt projected through 2011, including reissuance
 $454 million of tax-exempt pollution control bonds by the end of 2008 and refinancing of $600 million and $500 million of debt that matures in 2009 and 2011, respectively
 • Total equity contribution of $1.1 - $1.7 billion by PG&E Corporation projected from 2008 through
 2011
PG&E Corporation Financings
 • Estimate that PG&E Corporation partially funds equity contributions by issuing $100-$200 million of common stock annually through internal programs (e.g. DRSPP and 401k)
 • Balance of equity contributions funded through additional equity issuances and incremental parent debt
 • Additional parent debt capacity: $300 - $500 million, depending on market conditions

10

Additional CapEx - Proposed Projects
Above 2008-2011 Base Forecast
▪ SmartMeterTM  Program Upgrade
▪ Cornerstone Improvement Program
▪ Tesla Power Plant
▪ British Columbia (“BC”) Electric Transmission Line
▪ Pacific Connector LNG Pipeline

GE Watthour Meter
CL 200 240 V 3 W FM 2S TA 30
PG&E 5P1962
Kh 7.2

*  2008 to 2011 estimates are based on forecasted construction schedules and additional contracted resources
 2007 2008  2009  2010 2011  2012
1st meter
installed
11/06
Billing IT infrastructure
live 2Q 2007
Live AMI billing
12/07
SmartMeterTM
Upgrade Filing
12/07
Demand Response
Interval Billing Live
05/08
Upgrade technology
installation 4Q 08
Deployment (incl.upgrade)
complete 1Q 2012
SmartMeterTM Program Progress
▪ Year-end 2008 target: 1.5 million meters installed
 - 950,000 meters currently installed
 - 750,000 meters being read electronically

SmartMeterTM Program Upgrade
▪ Funding request of $572 MM
 - $463 MM additional capital
▪ CPUC decision expected by year end
▪ New capabilities
 - Integrated connect/disconnect switches
 - Solid state meter technology
 - Home area network gateway device

  PG&E seeking CPUC approval for a six-year program to
 improve reliability of our electric distribution system.
 ▪ Enhances overall reliability of energy delivery
 ▪ Increases grid flexibility to mitigate outages
 ▪ Sets higher performance expectations as measured by a proposed set of metrics
 Proposed $2.3B / 6-year System upgrade
 ▪ $800 MM capital from 2008-2011
 ▪ $1.5 B capital beyond 2011
Cornerstone Improvement Program

$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014

Cornerstone Program Costs
$2.3 B total capital investment with revenue requirement true-up
$2.3 B total capital investment with revenue requirement true-up

Tesla Generating Station
▪ Total Estimated Project Cost of $850MM
 ▪ 560 MW capacity
 ▪ Located in PG&E’s service territory
▪ Currently awaiting CPUC approvals
 ▪ Interim order pending
 ▪ Final CPCN decision requested 1st Quarter 2009

Transmission Opportunities
 BC Transmission Line
 ▪ Recovery of development costs approved by FERC
 ▪ Working on multi-utility partnership for development of the project
 ▪ $5 B forecasted in total capital costs, with PG&E’s share at 51% or greater
 Pacific Connector LNG Pipeline
 ▪ $50 MM capital forecasted through 2011
 ▪ $1B forecasted in total capital cost, with PG&E’s potential share at 33%
 ▪ Granting of FERC certificate expected by mid-2009

Financial Assumptions 2008-2011
▪ Capital expenditure base forecast reflects projects that
 are highly likely or already approved
▪ CPUC authorized ROE is 11.35% and Utility earns at
 least 12% at FERC on projected rate base
▪ Ratemaking capital structure maintained at 52% equity
▪ Additional capital expenditures, CEE incentives, and
 operational efficiencies consistent with earnings targets
▪ Resolution of FERC generator claims in 2009-2011
 results in financing needs

Key Financial Takeaways
▪ Delivering on Near-term EPS Guidance and
 Targeted 8% CAGR
▪ Investing in Attractive Rate Base Opportunities
▪ Utilizing Operating Efficiencies, Incentive Earnings
 and Leverage Effectively
▪ Delivering Strong Cash Flow and Liquidity
▪ Sustaining a Comparable Dividend

 Targeted 8% CAGR in EPS
 (2007 -2011)
PCG: Investment Case
▪ PCG offers competitive growth in a constructive
 regulatory environment with an attractive valuation:

 ▪ $13 billion planned CapEx 2008-2011
 ▪ 85% of CapEx approved
 ▪ 11.45% weighted ROE on 52% equity
 ▪ High-performing, low-carbon generation
 ▪ Decoupled revenues
 ▪ Sustainable dividend, growing in-line with EPS

Appendix
CEO Energy/Power Conference
September 2 - 4, 2008

PG&E SERVICE AREA
 IN CALIFORNIA
Pacific Gas and Electric (PG&E)
▪ Provides energy to nearly 1 in 20 people in
 the U.S.
▪ 70,000 square-mile service territory
▪ Four main operational units:
 ▪ Electric and gas distribution
 ▪ Electric transmission
 ▪ Gas transmission
 ▪ Electric generation
▪ Forward test-year general rate case with
 inflation increases
▪ CPUC jurisdictional revenues decoupled
 from sales
▪ Pass-through of electric and gas
 procurement costs

(1) Authorized revenues = operating costs + (rate of return x rate base)
 Rate base = net plant ± adjustments to approximate invested capital
Business Scope
 ▪ Retail electricity and natural gas distribution service (construction, operations and maintenance)
 ▪ Customer services (call centers, meter reading, billing)
 ▪ 5.1 million electric and 4.3 million gas customer accounts

Primary Assets
▪ $11.0 billion of rate base (2007 wtd. avg.)
Regulation
▪ California state regulation (CPUC) ▪ Cost of service ratemaking (1)
Electric And Gas Distribution

Midway
Los Banos
Moss Landing
Diablo Canyon
Gates
Dixon
Malin
Round Mt
Tesia
Vaca
Business Scope
▪ Wholesale electric transmission services (construction, maintenance) ▪ Operation by CA Independent System Operator
Primary Assets
▪ $2.6 billion of rate base (2007 wtd. avg.)
Regulation
▪ Federal regulation (FERC) ▪ Cost of service ratemaking ▪ Revenues vary with system load
Electric Transmission

Business Scope
▪ Natural gas transportation, storage, parking and lending services ▪ Customers: PG&E natural gas distribution and electric generation businesses, industrial customers, California electric generators
Primary Assets
▪ $1.5 billion of rate base (2007 wtd. avg.)
Regulation
▪ California state regulation (CPUC) ▪ Incentive ratemaking framework (“Gas Accord”) ▪ Revenues vary with throughput
Natural Gas Transmission

Business Scope
▪ Electricity and ancillary services from owned and controlled resources ▪ Energy procurement program
Primary Assets
 ▪ $1.7 billion of rate base (2007 wtd. avg.)
 ▪ Diablo Canyon nuclear power plant (2,240 MW)
 ▪ Largest privately owned hydro system (3,896 MW)
 ▪ Funded nuclear plant decommissioning trusts of $1.8 billion

Regulation
▪ Cost of service ratemaking for utility-owned generation ▪ Pass through of power procurement costs
Electric Procurement & Owned Generation

PG&E Corporation
LTD Debt Outstanding: $0.3 Bn
Credit Rating: Baa1(1)/NR
PG&E Energy Recovery Funding LLC
LTD Debt Outstanding: $1.8 Bn
Credit Rating: Aaa/AAA (2)
Pacific Gas and Electric Company
LTD Debt Outstanding: $8.1 Bn
Credit Rating: A3/BBB+ (1)
(1) Corporate Credit / Issuer rating
(2) Energy Recovery Bond rating
Financing Structure
PG&E Corporation currently has minimal amount of debt
 outstanding
 • $280 million of convertible debt due in 2010
 • $200 million bank credit facility, which has never been drawn upon
Pacific Gas and Electric Company has $8.1 billion of debt
 outstanding
 • $7.9 billion of senior unsecured notes
 • $1.2 billion of tax-exempt pollution control bonds
 • $2.0 billion bank credit facility, which can be increased to $3.0 billion and backstops $1.75 billion CP program
PG&E Energy Recovery Funding LLC
 • Issued $2.7 billion of Energy Recovery Bonds (ERB) in 2005
 • $1.8 billion of ERBs still outstanding at June 30, 2008

Issue	Size (MM)	Coupon	Issue Date	Maturity Date	Tax Status
Senior Notes	$600	3.60%	3/23/2004	3/1/2009	Taxable
Senior Notes	$500	4.20%	3/23/2004	3/1/2011	Taxable
Senior Notes	$1,000	4.80%	3/23/2004	3/1/2014	Taxable
Senior Notes	$3,000	6.05%	3/23/2004	3/1/2034	Taxable
Senior Notes	$700	5.80%	3/13/2007	3/1/2037	Taxable
Senior Notes	$500	5.625%	12/4/2007	11/30/2017	Taxable
Senior Notes	$200	5.625%	3/3/2008	11/30/2017	Taxable
Senior Notes	$400	6.35%	3/3/2008	2/15/2038	Taxable
PC1996 A	$200	5.35%	5/23/1996	12/1/2016	Tax-exempt (AMT)
PC1996 C	$200	Variable rate	5/23/1996	11/1/2026	Tax-exempt
PC1996 E	$165	Variable rate	5/23/1996	11/1/2026	Tax-exempt
PC1996 F	$100	Variable rate	5/23/1996	11/1/2026	Tax-exempt
PC1997 B	$149	Variable rate	9/16/1997	11/1/2026	Tax-exempt (AMT)
PC2004 A-D	$345	4.75%	6/29/2004	12/1/2023	Tax-exempt (AMT)
AMT: Subject to alternative minimum tax
Pacific Gas and Electric Company
Long-Term Debt Portfolio

Issue	Size (MM)	Coupon	Issue Date	Maturity Date	Conversion Price	Shares
Convertible Subordinated Notes	$280	9.50%	6/25/2002	6/30/2010	$15.0873	18,558,059
• The convertible notes can be converted into PG&E Corporation common shares at the conversion price of $15.0873 per share at any time prior to the close of business on June 29, 2010
• Based upon the current stock price, management expects full conversion of the notes into common shares prior to the maturity date
PG&E Corporation
Long-Term Debt Portfolio

$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027
2029
2031
2033
2035
2037
Senior Notes
PC Bonds
Convertible Notes
 • Staggered debt maturities reduce refinancing risk
 • Flexibility to issue benchmark tenors that match long-lived nature of assets
Long-Term Debt Maturity Schedule

Metric	Expected Average 2008-2012
S&P Business Profile	5
Total Debt / Capitalization	54.3%
FFO / Interest Coverage	5.2x
FFO / Average Total Debt	23%
Financing Objective: Expect to maintain solid, investment grade credit metrics
Ratings	S&P	Moody’s	Fitch
Pacific Gas and Electric Company
Senior Unsecured Short Term	BBB+ A2	A3 P2	A F1
Financial Metrics

(1) PG&E Corporation and Pacific Gas and Electric Company
(2) Fixed-floating mix is 90.9% / 9.1% if $156 million of commercial paper outstanding on June 30, 2008 is included
Long-Term Debt Mix
82.7%
6.5%
7.4%
3.4%
Senior Notes
Tax-Exempt (Fixed)
Tax-Exempt (Floating)
Convertible Notes
Fixed-Floating Mix
(2)
92.6%
7.4%
Fixed
Floating
Debt Profile(1)
As of June 30, 2008

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
EPS on an Earnings from Operations Basis	$2.78
Items Impacting Comparability	0.00
EPS on a GAAP Basis	$2.78
2007
2007 EPS - Reg G Reconciliation

2008
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$2.90 0.00 $2.90	$3.00 0.00 $3.00

2009
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$3.15 0.00 $3.15	$3.25 0.00 $3.25
* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

Guidance Range
Guidance Range
EPS Guidance -Reg G Reconciliation